Listing Report:Supplement No. 85 dated Oct 23, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 244358
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1977	Debt/Income ratio:	54%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	31	Length of status:	0y 4m
Amount delinquent:	$209	Revolving credit balance:	$33,398	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	realdeal22	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
Consolidate loans

My financial situation:
I own a?commercial piece of property in NJ.? The lower portion has been lease by tenants operating?a restauarnt.? I have tried to be a great landlord, especially in this economy, and worked with my tenants over the past?3 years when they were short rent.? Unfortunatley, this summer they completely stopped paying their rent and I still had to pay my commercial mortgage. I have a new business partner on this property but in trying to save my property I used cash advances on my credit cards to pay my mortgage. So, I have saved my real estate but carrying the debt that I used to save the property. Also, becayse?I work for the government it is imperative that I?maintain?good?credit,?otherwise?I will lose my job.?

Monthly Net Income
(Myself $4000.00) this amount is verifiable Monthly expenses:
Housing: $ 0
Insurance: $ 85.00
Car expenses: $ 357.00
Utilities: $ 0
Phone, cable, internet: $ 60.00
Food, entertainment: $400.00
Credit Cards & Loans: $1300.00
TOTAL: $2202.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429844
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 21.37%	Starting monthly payment:	$188.38

Auction yield range:	3.27% - 20.00%	Estimated loss impact:	0.64%
Lender servicing fee:	1.00%	Estimated return:	19.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-1983	Debt/Income ratio:	51%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	24 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$164,764	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fulfilling-peace9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Bills
Purpose of loan:
Is to payoff some bills.?

My financial situation:
I am a good candidate for this loan, as I have a good job that is very stable.? I have never defaulted on a loan.? I always pay my bills on time.? I work hard and my family is the most important thing to me. ?I would like to use this money to payoff some bills. ?Please consider loaning this money to me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429860
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.27%	Starting borrower rate/APR:	19.27% / 21.50%	Starting monthly payment:	$735.85

Auction yield range:	17.27% - 18.27%	Estimated loss impact:	26.02%
Lender servicing fee:	1.00%	Estimated return:	-7.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1996	Debt/Income ratio:	23%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	17y 7m
Amount delinquent:	$0	Revolving credit balance:	$11,787	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dedication-prophesy6	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards and loans
Purpose of loan:
This loan will be used to pay off all credit card debt and one personal loan. I plan to maintain one credit card with a small personal limit after that. I also plan to only make purchases with cash on hand.

My financial situation:
I am a good candidate for this loan because I make a very good income, have a low mortgage and make?one low car payment.

Monthly net income: $ 5,500.00

Monthly expenses: $ 4,000.00
??Housing: $ 1,000.00
??Insurance: $ 150.00
??Car expenses: $ 230.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $ 1,000.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 900.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429888
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.42%	Starting borrower rate/APR:	32.42% / 34.83%	Starting monthly payment:	$437.88

Auction yield range:	11.27% - 31.42%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1994	Debt/Income ratio:	25%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$51,382	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	first-class-exchange	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards that I?used while helping to financially support a small company. That venture began to fail so I left the company because I could not provide any more capital and found myself in quite a bit of debt because of that, as well as poor spending decisions at home.? Now that I can say that I have "tried it on my own," I am now employed by a very strong company in healthcare IT with executives that have a track record of success, and that I have previously worked with for almost 10 years.? I have a stable salary again and am eager to work my debt down, but need a cushion to lower the credit card balances as I begin to pay things off.? This loan would be incorporated into my overall debt, but feel I can now handle these payments with a stable paycheck.

My financial situation:
I am a good candidate for this loan because I make a good salary and am very eager to get back to a stable financial condition that I previously enjoyed before taking this business risk.? It will not only improve my credit and financial situation, but will hopefully bring stability to my home and family life as well.

Thank you in advance for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429892
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$237.48

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-2001	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,009	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	money-lilac915	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards
Purpose of loan:
This loan will be used to pay off all my credit cards.? The interest rates are ridiculos and hope to use the money from here to wipe out all the balances.

My financial situation:
I am a good candidate for this loan because I have a very steady job, I luckily do not pay a rent each month, also I earn extra income on ebay every month,?I hope to become a long time prosper member for a lifetime.? Any questions contact me anytime.

Monthly net income: $ 1200

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 35
??Car expenses: $ 0.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 65
??Food, entertainment: $ 140.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 350.00
??Other expenses: $ 175.00- $250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429900
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$148.65

Auction yield range:	14.27% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1990	Debt/Income ratio:	31%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	37	Length of status:	1y 2m
Amount delinquent:	$15,616	Revolving credit balance:	$5,668	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	11%	Stated income:	$1-$24,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	newest-velocity-human	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying credit cards
Purpose of loan:
This loan will be used to? pay credit cards

My financial situation:
I am a good candidate for this loan because?
i will pay
Monthly net income: $
1250
Monthly expenses: $
??Housing: $ 670
??Insurance: $ 80
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429912
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$866.63

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1996	Debt/Income ratio:	32%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	13y 4m
Amount delinquent:	$0	Revolving credit balance:	$24,724	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	luminous-currency	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting back on track!
Purpose of loan:
This loan will be used to? pay off our high-interest credit cards. What started off as using a card for emergencies only was working great, until we had to replace our well, septic, furnace, washer, dryer, refrigerator and television all within 2 years.?Not to mention?our 2 boys who were both born?within the last 3 years. We all?know insurance only covers so much!?We can manage our debt right now, but at the interest rates on our current cards, we will be "managing" these debts FOREVER. We are hoping to consolidate our debt into 1 loan with a lower interest?rate. Writing only 1 check per month will be a dream come true!

My financial situation:
I am a good candidate for this loan because? like I mentioned before, we CAN pay our credit cards every month, but the interest is horrifying! I am a full time working electrician with a STABLE and STEADY job. My company has continued to be very busy during these bad economic times. My wife also works, so there is?a supplemental income to our family. We are honest, hardworking, and will be so grateful to whoever can help us out!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429916
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.47%	Starting borrower rate/APR:	29.47% / 31.84%	Starting monthly payment:	$548.10

Auction yield range:	11.27% - 28.47%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1989	Debt/Income ratio:	28%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	8y 7m
Amount delinquent:	$0	Revolving credit balance:	$24,986	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	a-keen-gain	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Free
Purpose of loan:
This loan will be used to pay off debt at possibly a lower rate, which will aid in the total elimination of all the debts

My financial situation:
I am a good candidate for this loan because I pay my bills and have a good working history
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429922
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,999.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$113.22

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1999	Debt/Income ratio:	18%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,336	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	60%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	tooley	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit cards are the devil
Purpose of loan:
This loan will be used to pay off my credit cards
My financial situation:
I am a good candidate for this loan because amke over 50K and have little debt

Monthly net income: $ 3000

Monthly expenses: $ 2050
??Housing: $ 1000
??Insurance: $ 100
??Car expenses: $ 350
??Utilities: $ 100
??Phone, cable, internet: $ 100????
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429928
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$546.06

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	25.97%
Lender servicing fee:	1.00%	Estimated return:	-8.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1998	Debt/Income ratio:	30%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$15,532	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	exchange-gazelle	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me reward a dead beat bank
Purpose of loan:
I currently have 3 Credit cards with a monster mega bank that lowered my limits down to current balances (Destroyed my 768 credit score) and ran the interest rate to well over 27%.I recently moved and the bank failed to change my mailing address and so they mailed my bills to an old address and by the time they where forwarded to me they where late. So now with the jacked up interest rate, maxed credit (due to there lowering the limits) and a late fee, one card is over the limit.

?Right at 15,000 is what I owe on all three cards. I need you guys to help me reward a dead beat bank.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429930
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.90%	Starting borrower rate/APR:	7.90% / 9.98%	Starting monthly payment:	$312.90

Auction yield range:	4.27% - 6.90%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1982	Debt/Income ratio:	18%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	67	Length of status:	26y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,708	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	marketplace-nexus9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MASTER BATH REMODEL
Purpose of loan:
This loan will be used to?REMODEL MY MASTER BATH.? CHANGE THE LOCATION OF THE SHOWER AND ENLARGE IT FROM 1 PERSON TO 2 PERSON.?

My financial situation:
I am a good candidate for this loan because? I HAVE GREAT CASHFLOW AND AN EXTREMELY STABLE JOB IN PROPERTY TAX EVALUATION WITH ONGOING CONTRACTS TO OVER 100 TEXAS APPRAISAL DISTRICTS.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429934
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,350.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 30.41%	Starting monthly payment:	$55.48

Auction yield range:	8.27% - 26.50%	Estimated loss impact:	7.14%
Lender servicing fee:	1.00%	Estimated return:	19.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1992	Debt/Income ratio:	47%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$84,083	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	momentous-compassion5	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car Repairs -- Prosper Score of 10!
Purpose of loan:
I will use this money for critical engine repairs to my car. This is the car I use to drive to work every day?and drop the kids off at school. I've been the owner of this car since mile 1, so I know its a good, dependable car and worthy of these repairs.?

My financial situation:
This will be easy money for investors. I've been with the same employer for ten years with a solid, rising salary throughout. I've?NEVER missed or been late for a payment on anything -- credit cards, mortgage, car loans, student loans, etc.?My wife and I are six years into a mortgage with a perfect payment record and we've paid off two new car loans (and are?28 months unblemished into a third loan?-- this is the car she drives to work). My credit score would be sky high if not for the amount of debt we have .... but see, that's why?I need this loan. We are a couple of months into a personally committed five year plan of getting rid of this debt load and me avoiding another car loan (used or new) and maintaining this car for another year or two will make a big difference in our gains.

Monthly net income: $ 6900
(This includes my wife's salary, which I know isn't formally allowed, but its our budget. She, too, has steady employment of nearly two years after six years of being a stay at home mom).

Monthly expenses: $ 6200
(This is a monthly average of everything on our budget from groceries to entertainment to fixed expenses).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429952
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.20%	Starting borrower rate/APR:	15.20% / 17.37%	Starting monthly payment:	$173.82

Auction yield range:	11.27% - 14.20%	Estimated loss impact:	10.32%
Lender servicing fee:	1.00%	Estimated return:	3.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-2005	Debt/Income ratio:	35%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,456	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	scaramutti	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	720-740 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	0 ( 0% )	720-740 (May-2008)
Principal balance:	$5,407.10	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying off my credit card
Purpose of loan:
This loan will be used to pay off my credit card.

My financial situation:
I am a good candidate for this loan because I am a responsable person. The reason of this loan is to pay my credit card so I can go back to school and focus on my studies only.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429960
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$471.74

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1991	Debt/Income ratio:	63%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	44	Length of status:	4y 5m
Amount delinquent:	$500	Revolving credit balance:	$6,189	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	smart-p2p7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinancing Car
Purpose of loan:
This loan will be used to?
Pay off existing vehicle loan that has a high interest rate of 15%. My goal is to pay off sooner with a lower interest.
My financial situation:
I am a good candidate for this loan because?
?The loan is current and i can continue current payment of $400.00 per month.

Monthly net income: $
$4000.00
Monthly expenses: $
??Housing: $ 1622.????

??Insurance: $ 55.
??Car expenses: $ 500.
??Utilities: $ 250.
??Phone, cable, internet: $ 100.
??Food, entertainment: $ 250.
??Clothing, household expenses $ 25.
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429964
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.25%	Starting borrower rate/APR:	21.25% / 23.50%	Starting monthly payment:	$75.61

Auction yield range:	8.27% - 20.25%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1994	Debt/Income ratio:	18%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	19y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,104	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	grizzlebear	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	660-680 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	(Aug-2009) 680-700 (Apr-2008)
Principal balance:	$3,758.11	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
LOOK! Fighting jacked up card rates
Purpose of loan:Please help me fight back against unreasonable card rate increases! (The creeps!)
I have 2 credit cards that have arbitrarily jacked the rates from low fixed to unreasonable variables.
I have closed both.? Now I want to stop doing business entirely with those companies!
Unfortunately, choosing to close those cards rather than pay the higher variable interest - also cause my credit score to drop!

Long time stable employment.
Low debt ratio

I have not missed any? payments on any accounts,
and I have had an existing Prosper Loan for over a year, with never a late payment.

Monthly net income: $ 2,100+

Monthly expenses: $
??Housing: $ 225
??Insurance: $ 40
??Car expenses: $ 50
??Utilities: $ 120
??Phone, cable, internet: $ 230
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429966
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-2003	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	3 / 2	Employment status:	Not employed
Now delinquent:	1	Total credit lines:	12	Length of status:	1y 9m
Amount delinquent:	$473	Revolving credit balance:	$554	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Christine7th	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
need funds for education
Dear Lender,

I am a student at Northeastern University majoring in computer science. I am also enrolling in the Moody Bible Institute.

I will use the money wisely and honestly. The loan will be used to pay for tuition and books. And I promise to repay the loan on time and on a monthly basis.

The average graduation rate at Northeastern is six to seven years. And that is approximately how long it will take for me to complete my studies there. At the Moody Bible Institute it will take four years to finish my degree in Biblical and Theological Studies.

Your financial support will be greatly appreciated and wisely used.

Thank you for support and God bless you.

Christine
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$177.47

Auction yield range:	6.27% - 9.00%	Estimated loss impact:	5.14%
Lender servicing fee:	1.00%	Estimated return:	3.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1996	Debt/Income ratio:	21%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$81,239	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bold-powerful-principal	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
I will use this loan to pay off a credit card so I can a) get out of debt instead of spending years making minimum payments and not getting the principal paid down.

My financial situation:
I am a good candidate for this loan because I have a steady job with dependable income, I pay my bills on time, and the loan payment can be auto-deducted from my checking account.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.15%	Starting borrower rate/APR:	22.15% / 24.42%	Starting monthly payment:	$287.01

Auction yield range:	8.27% - 21.15%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1988	Debt/Income ratio:	12%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$81,087	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	banker36	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan: The purpose of this loan will be to pay off credit cards that were due to medical related expenses.
This loan will be used to? Pay off credit card debts

My financial situation: I am currently employed and own my house and have a 20 year carreer in banking and financial services.
I am a good candidate for this loan because? I have never missed a payment and have an excellent pay history. I also have a stable job history and my credit is my job. Most of my revolving debt is my home equity loan that was made when I purchased my house and it is $60k. I have excellent credit with no late payments.

Monthly net income: $ 6380.00

Monthly expenses: $
??Housing: $ 1200.
??Insurance: $ 100.
??Car expenses: $ 250.
??Utilities: $ 200.
??Phone, cable, internet: $ 110.
??Food, entertainment: $ 400.
??Clothing, household expenses $ 60.
??Credit cards and other loans: $ 1000.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430000
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$79.70

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1998	Debt/Income ratio:	19%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,035	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	goliath7	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A used car for me
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430032
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1998	Debt/Income ratio:	34%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	14 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	38	Length of status:	15y 0m
Amount delinquent:	$476	Revolving credit balance:	$133,449	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	trade-genetics	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
addition
Purpose of loan:
This loan will be used to? complete building the addition onto the house

My financial situation:
I am a good candidate for this loan because? i have always paid my bills on time

Monthly net income: $ 4116

Monthly expenses: $
??Housing: $ 1800
??Insurance: $ 133
??Car expenses: $1000
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $?400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430038
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.47%	Starting borrower rate/APR:	29.47% / 31.84%	Starting monthly payment:	$632.43

Auction yield range:	11.27% - 28.47%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1989	Debt/Income ratio:	71%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	11y 7m
Amount delinquent:	$0	Revolving credit balance:	$41,485	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	library0	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? paying off credit cards

My financial situation:
I am a good candidate for this loan because? have a long reliable credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$277.32

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1997	Debt/Income ratio:	32%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$22,780	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	top-return-planet	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lowering my payments
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,514.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$955.75

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1978	Debt/Income ratio:	47%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	27 / 25	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	67	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$25,342	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	IoweIowe	Borrower's state:	Georgia	Borrower's group:	Not Active
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	37 ( 100% )	660-680 (Latest)
Principal borrowed:	$11,050.00	< mo. late:	0 ( 0% )	700-720 (Sep-2008) 700-720 (Oct-2007) 640-660 (Jun-2007)
Principal balance:	$2,463.77	1+ mo. late:	0 ( 0% )
Total payments billed:	37
Description
pay off credit cards
Purpose of loan:
(explan what you will be using this loan for) - To pay off credit card debt in three years instead of a possible 15 to 20 years
My financial situation:
(explain why you are a good candidate for paying back this loan) - I have already had two loans with Prosper and they? were paid in full.?.

Monthly net income: $ 5,000.00

Monthly expenses: $
??Housing: $ 0.00 (husband pays)
??Insurance: $ 200.00
??Car expenses: $ 600.00
??Utilities: $ 0.00 (husband pays)
??Phone, cable, internet: $ 0.00 (husband?pays)
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 125.00
??Credit cards and other loans: $ 1,000.00
??Other expenses: $ 600.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$568.87

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1982	Debt/Income ratio:	20%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$16,448	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	radiant-liberty7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Stop The Credit Card Insanity!
Purpose of loan:
This loan will be used to? pay off a credit card with a high balance.? The high credit card balance is the only smudge on our credit.? Paying off this credit card will help us pay for my daughter's college education expenses that are coming way too soon and then to pay off the mortgage on the house before we retire.?

My financial situation:
I am a good candidate for this loan because?we are a good family with generally modest needs that pay all of our financial obligations on time.? We live in a modest home that is more than 35 years old and drive vehicles that are at least 5 years old.??Nothing extravagant.? We have a decent family income from a stable?position.???We are typically risk averse and are somewhat skeptical about using this alternative banking solution, but we do want to "prosper".? We appreciate your consideration.? Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-2005	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$248	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	p2ploan-merman	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
car repairs
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$300.74

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1990	Debt/Income ratio:	24%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$59,102	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dinero-bugle	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off a high rate credit card
Purpose of loan:
This loan will be used to pay off a high rate interest credit cards.

My financial situation: working for a living.
I am a good candidate for this loan because I do what i say I will.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.16%	Starting borrower rate/APR:	21.16% / 23.41%	Starting monthly payment:	$94.39

Auction yield range:	8.27% - 20.16%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1985	Debt/Income ratio:	41%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,368	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	flexible-transaction8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting out of Cash Advance Debt
Purpose of loan:
This loan will be used to get myself out of cash advance debt so that I am able to have better success saving money for a down payment on my first home.

My financial situation:
I am a good candidate for this loan because I am reliable and make sure to pay my bills on time.? Once I escape the cycle of Cash Advances, I will be able to start saving all the interest currently being charged by the Cash Advance Lenders and use that towards a down payment for my first home.

Monthly net income: $ 1950

Monthly expenses: $ 1400

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.07%	Starting borrower rate/APR:	17.07% / 19.27%	Starting monthly payment:	$107.06

Auction yield range:	6.27% - 16.07%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$12	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	return-assembler	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Camera investment for rental
Purpose of loan:
This loan will be used to invest in a camera package, which I will rent out, along with my services.? Cameramen who own equipment tend to have an advantage when applying for jobs, because they can typically offer a camera package at the same cost or less than a rental house would, and the equipment is often better cared for.? Cameras that come from rental houses face constant abuse, and are sometimes inadvertently damaged by people who aren't as familiar with the equipment as they should be.(i.e. students)? An owner/operator usually babies his camera, and is very comfortable with it's operation.?

My financial situation:
I am a good candidate for this loan because I have been working in the film/video production industry for the last three years, getting more work and making more money each year.? I have established relationships with two production companies that hire me regularly, as a cinematographer or assistant cameraman, and I am always making new contacts.? I have great credit and my monthly expenses are fairly minimal:

rent + utilities - $600
car payment - $324
ins. + gas + maint. - ~$330
groceries - $120
food + entertainment - $150
misc. -$100

total ~$1654

Also, my car will be payed for in October, 2010.

I have already saved about $7500 dollars toward investing in this camera package.? I could continue to save, but would like to get things moving, because I have a couple of upcoming productions which would be happy to rent from me.? I estimate that I would need to rent the camera for about 30 days to cover the initial investment.? This will almost certainly happen within the next 12 months, based on my own records of employment.?

Links to some recent work, for those interested:
http://www.youtube.com/watch?v=G5TqfeSOpb8
http://www.youtube.com/watch?v=xZ0xsF5XWfo
http://www.youtube.com/watch?v=krG2d7OK8MM&feature=channel

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,950.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.15%	Starting borrower rate/APR:	22.15% / 24.42%	Starting monthly payment:	$265.96

Auction yield range:	8.27% - 21.15%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1983	Debt/Income ratio:	7%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$41,870	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	CTRiverGuy	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Do Your Part: Help Screw Chase VISA
Purpose of loan:
I hate Chase VISA.? I hope you do too.? If you despise them as much as I do, please bid on my loan so my loan payment can go in your pocket rather than in the hands of greedy corporate America known as Chase Bank.? This loan will be used to pay off my only personal credit card with a high interest rate.

My financial situation:
I am a good candidate for this loan because I make an excellent salary and have very little personal expenses since my job is 100% travel and my employer pays for my expenses Monday through Friday, including food and automobile expenses.? I have a mortgage/utilities, but since my living expenses are paid by my employer during the week, my meals and other living expenses are very low.

After ten years as a computer engineer with a Fortune 100 company, I had been laid off three years ago which put a temporary setback in my credit score and financial situation.? My credit is no longer a problem, but my credit card has a rate that I feel is way too high.? I'd rather pay someone else the interest than give it to to a greedy bank.

Monthly net income: $ 9,166

Monthly expenses: $
??Housing: $ 1,735
??Insurance: $ 145
??Car expenses: $ 0 (I don't own a car.? My employer provides a car for me during the week)
??Utilities: $ 475
??Phone, cable, internet: $ 225
??Food, entertainment: $ 250
??Clothing, household expenses $ 175
??Credit cards and other loans: $ 300 (but will go away if I get this loan)
??Other expenses: $150 (gardening...my hobby)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430118
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$633.52

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1972	Debt/Income ratio:	34%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$33,997	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blue-auction-machine	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off two high interest credit cards

My financial situation:
I am a good candidate for this loan because I have never defaulted on any load or filed for bankruptcy. Have very good job and low overhead in living expenses. I am looking to pay off the loan in 36 to 48 months
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,990.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$300.40

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1995	Debt/Income ratio:	43%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$11,495	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Loan-trust25	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to refi credit cards
Purpose of loan:
This loan will be used to pay off one of my credit cards faster, so I can re-invest.
I have a revolving credit card with a 9000 balance at 14%. At the current rate (with revolving terms)?it will take me over 10 years to pay the card off paying?$300 a month. With a prosper installment loan making the same payments, I can have this paid off in 3 years or less.

My financial situation:
I am a good candidate for this loan because I take my credit seriously. I worked hard to build up my credit to what it is today, and continue?to?pay all my bills on time. I am an active lender in the prosper community, but with the recent hikes in credit card rates,
I haven't been able to invest as much anymore.? I do have enough for payments but looking for lower rates to pay them off faster so I can continue to re-invest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.01%	Starting borrower rate/APR:	25.01% / 27.32%	Starting monthly payment:	$99.41

Auction yield range:	8.27% - 24.01%	Estimated loss impact:	7.07%
Lender servicing fee:	1.00%	Estimated return:	16.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1995	Debt/Income ratio:	21%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,210	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	restorer8	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Portfolio Management
Purpose of loan:
This loan will be used to decrease debt and open up more cash flow into my household by taking advantage of some early payoff options.

My financial situation:
I am a good candidate for this loan because I have job security and I pay all my expenses and financial obligations on time.????

Monthly net income: $2700?

Monthly expenses: $?????
??Housing: $1237/2 = $620
??Insurance:?$50?
??Car expenses: $310?
??Utilities: $ 60
??Phone, cable, internet: $50

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$31.88

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Nov-1998	Debt/Income ratio:	3%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	8y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,810	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	Professionalseller36	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	780-800 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	820-840 (Sep-2009) 740-760 (Jun-2008) 720-740 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	0
Description
Investing in D. Trumps New Company
I have recently invested in Donald Trumps New Company the Trump Network. Donald Trump partnered with Ideal Health to create the Trump Network and the company is scheduled to launch in two weeks. This is a great opportunity for me to make extra money in addition to the income from my full time job as a Captain for a Major Airline. Donald Trump truly wants this great country of ours to get out of this recession and this company is a great way to help this country one person at a time. My initial investment was $497.00 which gave me a quick start into the Trump Network. I joined only a few weeks ago and as of today, I have recouped roughly 70% of my investment and should have my entire investment recouped within two weeks, after that, everything I bring in will be 100% commission and it will only grow more each month with more people that I bring in under me. Yes, this is a Network Marketing company, and it has Donald Trumps name attached to it and the products are fantastic and are helping people. I am very excited about this opportunity and certainly happy to make an extra couple hundred dollars every month, after all who couldn't use a little extra money. The $1000 I am borrowing from Prosper will be used for radio advertising spots to attract motivated individuals that are interested in becoming network marketers for Donald Trump with the Trump Network. If you are interested in learning more about this opportunity I am investing in you can also check out more online at www.thetrumpbailout.com to have a better idea of this company and what the Trump Network is all about. You can also listen to a four minute pre recorded announcement from Donald Trump himself talking about the company, (Area code 618) 355 and then 1511.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.07%	Starting borrower rate/APR:	17.07% / 19.27%	Starting monthly payment:	$178.44

Auction yield range:	6.27% - 16.07%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1975	Debt/Income ratio:	20%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	8 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	1y 11m
Amount delinquent:	$575	Revolving credit balance:	$14,593	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rapid-coin6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
inventory for the holiday season
My brother and i are starting a local christmas lighting business, under the umbrella of a well established and very prosperous christmas lighting business that has show profits for the last 12 seasons. This $5,000 is half the capital we need to be fully stocked and licensed in time for our scheduled jobs. We are good candidates for this loan, my brother and i are honest people who are not afraid of hard work. Because it is a proven profitable business we are under, there will be a quick return on investment for the lender. we are very confident about this investment and excited for the opportunity.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	14.02%	Starting borrower rate/APR:	15.02% / 15.38%	Starting monthly payment:	$346.75

Auction yield range:	3.27% - 14.02%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	12.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1998	Debt/Income ratio:	14%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	18y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,510	Occupation:	Executive
Public records last 12m / 10y:	0/ 5	Bankcard utilization:	28%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	BusOwner1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	800-820 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-720 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Short Term Business Cash Flow
This is our second prosper loan. We paid the first loan completely, always on time. We used the first loan to grow our business and would like the second one for the same purpose. We have been in business for over 18 years, have over $2 million in annual?sales,?have 18 employees?and have operated without the need of a line of credit. Our software products are sold to government, and so have a?long payment cycle. We are looking at this Prosper.com loan as a simple way of funding from time to time while we wait for government payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$149.28

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2005	Debt/Income ratio:	17%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,375	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	industrious-penny	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for school expenses
Purpose of loan:
This loan will be used to pay for the rising costs of going to school in California. Unfortunately they are charging us more and more each year, while offering us fewer classes. On the job front, I am facing a worldwide economy that is contracting as I type this, making it a priority for me to finish my college education so that I can successfully compete against the rising percentage of young adults that are receiving a higher level of schooling.

My financial situation:
I am a good candidate for this loan because during the next 3 years, while completing school, I will be living at home with my parents and working full time to save money and pay for the loan. I won't have any expenses except food and gas, and my parents have offered to chip in on the loan as long as I stay in school. I should have around $1000 a month of unused income to devote to the loan if need be. I've held my job for the last 3 years at REI, which is a company that always takes care of their employees and is a great company to work for.

I am 22 years old and I want to start off with great credit. I've never missed any payments on anything before and I don't intend to. Living at home and paying this loan will be much easier than the $650 dollar a month rent that I was paying before I decided that school needs to be my focus.
I thank you all for your time. This would really be a big step toward completing my goals.

Monthly net income: $ 1630 after taxes. Around $1000 after expenses.

Monthly expenses: $ 600
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 50
??Other expenses: $ 150

Available Monthly Income to Pay Back Loan: $1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430202
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$82.16

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-2000	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	3
Screen name:	gabholli	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to pay for college expenses.? I will use the loan to pay for tuition and books at my local community college.

My financial situation:
I am a good candidate for this loan, because I have a fair credit score.? I don't have any outstanding balances on credit cards.? I actually don't have any credit cards open, or that I am currently using. Student loans are the only type of debt I have, but these fell into deferred status until I complete college.

Monthly net income: $ 800

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 50
??Car expenses: $ 236
??Utilities: $ 0
??Phone, cable, internet: $ 41
??Food, entertainment: $?100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416769
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,600.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$199.66

Auction yield range:	8.27% - 16.00%	Estimated loss impact:	6.86%
Lender servicing fee:	1.00%	Estimated return:	9.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1999	Debt/Income ratio:	28%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$24,629	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Jaucon	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,800.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 660-680 (Oct-2008) 640-660 (Feb-2007)
Principal balance:	$618.44	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Paying off Credit Card
Purpose of loan:
Pay my credit card whose rate recently increased.??

My financial situation:
I am a good candidate for this loan because?I make lots of money, I am a Licensed?RN level 2.? I always pay my bills timely.? I am upwardly mobile --I recently got a merit raise and?last year made RN level 2, I?am?receiving additional supervisory training?to be a?"Preceptor" (this is a nurse that?trains another nurse)-- ?this means more money in the very near future, I am also in school?preparing for a nurse anesthatist degree and subsequent license... In all likelihood I expect my household income to increase by 10% a year throughout the loan period as a result of?the above?and, I expect my expenses to decrease by as much as??$100 a month due in part to this consolidation loan.

I have a previous loan with prosper and always paid timely no problems.

Monthly net income: $ 4600

Monthly expenses: $
??Housing: $ 420
??Insurance: $100
??Car expenses: $ 50
??Utilities: $ 150
??Phone, cable, internet: $ 80
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427885
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.15%	Starting borrower rate/APR:	22.15% / 24.42%	Starting monthly payment:	$267.88

Auction yield range:	8.27% - 21.15%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1991	Debt/Income ratio:	9%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,730	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	agoodguy	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	19 ( 100% )	660-680 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	0 ( 0% )	660-680 (Oct-2007) 680-700 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
High Interest Motorcycle Loan
Hi everyone! This is my third time using Prosper. The first time I got a car loan and the second time a motorcycle loan. Both were paid off. I am now looking to upgrade my motorcyle. I have a buyer for my current motorcycle and would like this loan to pay for the remaining balance of the cost on the new motorcycle. I am a consultant for an electrical contracting company. Thank you for your time and consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429379
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.63%	Starting borrower rate/APR:	25.63% / 27.94%	Starting monthly payment:	$200.47

Auction yield range:	11.27% - 24.63%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-2003	Debt/Income ratio:	14%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,126	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	diligent-gain8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to paying off my credit cards, and consolidate them in one payment, in order to save money interest, and pay them faster.

My financial situation:
I am a good candidate for this loan because I have a permanent job with the Local Government for?more than 5 years, giving me financial stability, and income to make the payments on time, also I have learned how to organize my financial drawers accordingly, and always willing to learn about financial education.
Monthly net income: $ 2,281.00

Monthly expenses: $ 1,800.00
??Housing: $ 834.00
??Insurance: $
??Car expenses: $?
??Utilities: $?140.00
??Phone, cable, internet: $??136.00
??Food, entertainment: $ 280
??Clothing, household expenses $
??Credit cards and other loans: $ 250.00
??Other expenses: $ 160

undefinedundefinedundefinedundefinedundefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429443
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$544.32

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1994	Debt/Income ratio:	8%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	13y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	empirestatechassis	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	720-740 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	680-700 (Dec-2007) 680-700 (Nov-2007)
Principal balance:	$5,614.68	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Seeking Shop Equipment Financing
Purpose of loan:
The purpose of the loan is to fund equipment purchase?for my small limited liability company (LLC), Empire State Chassis & Fabrication (www.empirestatechassis.com).? Specifically, the funding will allow Empire State Chassis & Fabrication to purchase a full chassis jig, related?fixtures and CAD?software.? Additionally, the funding will allow Empire State Chassis & Fabrication to expand its?chassis fabrication capabilities?which will enable it to boost its customer base.? Empire State Chassis & Fabrication constructs, restores, buys and sells world class street rods, hot rods, race cars, muscle cars, collector cars, custom late model street machines and parts to a local and national market.

My financial situation:
I am a conservative small business entrepreneur and certain that I can meet my monthly financial obligations.? Based on the financial and competitive analysis presented in my business plan, Empire State Chassis & Fabrication will be successful. My?yearly cash flow projection indicates a positive cash flow for fiscal year 2010.??Equity investment?to date has been?$42,000.? I've been employed as a software developer for the past 20 years?and my financial situation is good.

Monthly net income: $5,328

Monthly expenses:?$2,806?(Total)
??Housing: $1,106
??Insurance: $150
??Car expenses:?$80
??Utilities: $400
??Phone, cable, Internet: $170
??Food, entertainment: $400
??Clothing, household expenses $100
??Credit cards and other loans: $300
??Other expenses (Incidentals): $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429609
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$954.76

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	26.19%
Lender servicing fee:	1.00%	Estimated return:	-5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1991	Debt/Income ratio:	34%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	22	Homeownership:	No
Inquiries last 6m:	1
Screen name:	repayment-driver	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off a tax lien
Purpose of loan:
This loan will be used to pay off a tax lien that is the result of a monumental bad decision. This lien is the last real hurdle we to rebuilding our lives

My financial situation:
I am not going to sit here and give you my sad story and then turn around and then ask you?re your sympathy and money. I made a huge mistake in the past that put me and my family in a huge financial hole, and basically destroyed our lives. I have learned from my mistakes, changed my thinking, and changed our lifestyle. I have made great strides in digging ourselves out financially and in turn emotionally and spiritually. I see the last step in rebuilding our lives is paying off this tax lien that is holding us back. . . I am not asking for a handout, just a little push to get over the last

Looking at this from a business perspective I truly am a good candidate for a loan because I make very good money with very little bills. Although my credit score is a bit low the key fact is I have paid all my debts in the last two years with no late payments, or by taking settlements for lesser amounts. Monthly net income: $

Monthly net income: $ 5600

Monthly expenses: $??
??Housing: $ 1500
??Insurance: $ 300
??Car expenses: $ 500
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ Varies
??Credit cards and other loans: $ 281 (student loan)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429723
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$167.08

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2004	Debt/Income ratio:	8%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$24,607	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	KarmaBum77	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate High Interest Loans
Purpose of loan:
This loan will be used to consolidate higer interest loans at a lower rate.

My financial situation:
I am a good candidate for this loan because I have perfect credit repayment history. I carry a balance on some cards because I work in a business where I get about half my salary at the end of the year. So in the past I have used credit cards to cover interim expenses. But now after the year the credit market has had, and what my card companies have done to me, lowering limits, raising rates, changing terms, I will be canceling all these cards Jan 1st. I would like to pay off some now to lower my payments in the mean time. Thanks for considering me and I give my word this loan will be paid in full.

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 1700
??Insurance: $?300
??Car expenses: $ 600
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429745
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$874.72

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	14 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$21,295	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Gotham-Investments	Borrower's state:	NewYork	Borrower's group:	Lend2's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	34 ( 83% )	680-700 (Latest)
Principal borrowed:	$30,000.00	< mo. late:	6 ( 15% )	660-680 (Jun-2008) 700-720 (Feb-2007) 680-700 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	1 ( 2% )
Total payments billed:	41
Description
3rd loan-lower int pmts-prev 2 PIF
Hi, I am requesting this third loan to consolidate the last of my debt to a lower interest rate.? The previous loans were paid off and paid off early.

I have one credit card balance left (except my amex which is paid off each month) and I want to use this prosper loan to reduce my interest rate of 28.25% and also re-structure the payments into a finite paydown schedule.

HR seems to be harsh rating level.? My Experian Plus Score is 770/830 and myFICO score is 720/850; both considered to be low risk credit levels.? My VantagePlus score (which is the closest example of what is used by Prosper) is 699/990 and this is this low because I don't have an extensive credit history, my one delinquent pmt and my debt/limit utilization rate.? Apparently when you close a credit line it's history is not factored into your score at all -only open/active accounts.? So my current credit score thinks my oldest credit line is only 3 years old when in fact it's really close to 20 years.? Note that the one previous delinquent payment was to the last pmt I made for one of my prosper accounts.? I was attempting to paydown both loans and didn't realize that my monthly payments were being pulled from an old bank account.? I had to close the checking account and open a new checking account because that is the only way to remove an authorized signer.? Regardless the loans were paid down immediately after that incident.? Also, I believe my "debt utilization" is approx 50%; that is misleading; Amex doesn't report the credit limit and if they did my debt utilization would be less than 25%.? I also closed out of number of credit lines with the funds from the first 2 loans.

Net monthly income ("take home") is currently $7,000 and less monthly expenses (rent, utilities,?misc exp,?etc...) of $5,000 results in a net balance of approx $2,000.? The $5,000 in expenses includes the amount currently paid to the one outstanding credit card.? My net should actually increase with a lower rate.? I plan to use that to paydown the prosper loan leaving my monthly net unchanged.

Please feel free to contact me if you have any questions!

Thank you in advance to those who help fund my loan request!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429847
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.42%	Starting borrower rate/APR:	13.42% / 15.57%	Starting monthly payment:	$338.97

Auction yield range:	4.27% - 12.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1972	Debt/Income ratio:	43%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$22,024	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	genuine-funds0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation Loan
Purpose of loan:
This Loan would help me get up to date and stay ahead. I will pay off immediately a few high interest credit cards that are keeping me from saving money. This loan would help me save enough to get ahead and cover all my credit card debt. I would like one loan with one interest rate and the opportunity to save money.

My financial situation:
I am a good candidate for this loan because, I have a solid job that pays me well enough to stay ahead and pay all my bills on time. I am a manager with a specialized license that ensures my position with my employer. I also have a part time to give me that extra to make more money. I make enough money? to maintain and pay.?All of my credit has been paid on time in the last 36 months, and all of my other bills are always on time.?????????????

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 185
??Car expenses: $ 465
??Utilities: $ 170
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $?550
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$128.30

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1995	Debt/Income ratio:	13%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	3y 1m
Amount delinquent:	$531	Revolving credit balance:	$2,946	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	resplendent-value	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help for childs education
Purpose of loan:
This loan will be used to help my son pay for education expenses, so that he may take classes next semester.
My financial situation:
My prosper rating was previously a B rating.? It is now an HR rating due to a late payment that I co-signed on for my daughter.? She did not inform me of being late with payments until I received information in the mail of delinquent payments.? I just sent her money to pay for it.?

I am a good candidate for this loan because I am able to work full-time and have been for a long time.? I have no house payments or car?payments either.? I am able to pay?my payments/bills on time.??If you have any questions feel free to ask.? I had to relist the loan again due to an?error with Prosper?receiving the correct bill information by e-mail.? Everything is correct now and looking forward to using?Prosper.? If you would please rebid for me that would be appreciated.?? Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1993	Debt/Income ratio:	38%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	21 / 20	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	46	Length of status:	12y 1m
Amount delinquent:	$1,730	Revolving credit balance:	$58,278	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	decisive-gold	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?? Allow me the funds to pay off credit cards

My financial situation:
I am a good candidate for this loan because? I have a stable management position with a Fortune 100 company

Monthly net income: $ 5000
Monthly expenses: $
??Housing: $ 1750
??Insurance: $ 125
??Car expenses: $?360
??Utilities: $?200
??Phone, cable, internet: $ 225
??Food, entertainment: $?400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429865
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	19y 6m
Amount delinquent:	$0	Revolving credit balance:	$58,976	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	best-immaculate-gain	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Don't let my HR rating scare you!
Purpose of loan:
I have a seasonal family restaurant in a resort community which requires a few month shutdown during the winter. I'll close late November and reopen in early February. I would use this loan to pay down some debt and help with both shutdown and reopening costs.

My financial situation:
I am a good candidate for this loan because I would never let my lenders down. I have a beautiful waterfront restaurant that is full of antiques and memorabilia. ? I've already grossed over $620,000 this year but still need some extra money to get through the winter months. I just went through a costly divorce and am in the process of making settlement payments. I started this restaurant with my mother in 1977 and bought it from her in 1990. Since I bought it while I was married it was considered a marital asset even though my husband had little interest in the business. I'm working hard to pay off debt that he left me with and have made great progress this year.? I live in an apartment over the restaurant so my living expenses are low. I put every dollar I make into my restaurant continually trying to increase the value of my property knowing that it's sale someday will be my retirement money. I could sell and walk away with a nice retirement but I'm only 55 and not yet ready to part with this business that has been such a big part of my life.

Please consider this loan......I won't let you down! I'm no risk at all for you!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429871
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$64.18

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1994	Debt/Income ratio:	15%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,683	Occupation:	Student - College F...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	54%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	rapid-justice98	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please help - - Tuition (Relisting)
Purpose of loan:
To pay my tuition. This is a re-listing. I didn't get enough bids last time. I have since come up with?more of my tuition?costs but I still need $1700 in two weeks or they will drop me. My tuition is $8090/yr.?This loan amount will cover the rest of the year for me. All I need is $1700. PLEASE PLEASE HELP.

My financial situation:
I am a good candidate for this loan because? I always pay my bills on time. I am never late. My name and reputation mean everything to me. No matter what my bills are paid.

I currently work as a Para, or Teacher's Aide, at Washington Middle School as well as my other job. I take on small groups of "at risk" math kids to make sure they don't fall behind. I am very involved in the community. I am working on becoming a Psychologist because I love to help people. I have supported and sponsored a refugee family from Jordan for the past year now and they are very much a part of my life, a second family.
I come from a family of law enforcement and medical fields. My father is the Chief of Police in Independence, KS. My Mother a nurse and my brother a police officer for Bentonville, AR.

My credit score would be MUCH better if I didn't have a bankruptcy when I was 18. My identity was stolen when I was 14 and I have tried to recover for years.
If you look at my credit report I have no delinquencies or negatives. Everything is paid on time for the past 6 years.

Monthly net income: $
2600.00
Monthly expenses: $
??Housing: $ 150
??Insurance: $ 75
??Food, entertainment: $ 250
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 600
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2003	Debt/Income ratio:	25%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	6 / 3	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,134	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	generosity-secret-agent	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay for Wedding
Purpose of loan:
This loan will be used to pay for my wedding coming up in March. My fiance and I are paying for our wedding ourselves. We have been doing the best we can saving and paying off for our wedding as much as we can. Lately it?s been getting more difficult as we get closer and closer when we have to pay deposits to our vendors and venues.

My financial situation:
I am a good candidate for this loan because I have a stabel job. I don?t have much debt to my name. The only major one is my car loan for $335.15 a month.? Other than that I have my cell phone bill and car insurance. I have been living at home where I did not have to pay any rent and I recently moved in with my fiance where I still don?t have any mortgage or rent fee I have to pay. Other than that I have great credit because Im very responsible about paying my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429895
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1994	Debt/Income ratio:	27%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	13y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,640	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	102%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	5
Screen name:	lancer1234	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 85% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	2 ( 15% )	620-640 (Aug-2009) 640-660 (Aug-2008)
Principal balance:	$1,445.53	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Helping children with college
Purpose of loan:
This loan will be used to?? I currently have two daughters in college. Money needed to help with costs that grants? do not cover.

My financial situation:
I am a good candidate for this loan because??? 6 years ago, had a major medical crisis.? I was out of work for approx.10 months. I had to file bankruptcy.? Now that?I am back on my feet, I have obtained credit, but it is usually at a higher interest rate.? I am hoping to obtain a loan at a decent rate.? I have two daughters in college and just recently, it has become very difficult to get a student loan to help with the cost.

Monthly net income: $ 3510

Monthly expenses: $
??Housing: $ 950
??Insurance: $?150??Car expenses: $ 350
??Utilities: $ 85
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 185
??Credit cards and other loans: $150
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429901
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2000	Debt/Income ratio:	43%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	23	Length of status:	5y 2m
Amount delinquent:	$5,300	Revolving credit balance:	$3,630	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$1-$24,999
Delinquencies in last 7y:	39	Homeownership:	No
Inquiries last 6m:	0
Screen name:	carebear1082	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Aug-2009) 620-640 (Jul-2009) 620-640 (Apr-2009) 620-640 (Oct-2007)
Principal balance:	$433.31	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Paying off debt

Total? Monthly expenses ($965)?The purpose of this loan would be to pay off the remaining balances of debt I have so I can be in a better financial standing with myself and in a better position to help those in need around me.

I am a good candidate for paying off this loan because I have not defaulted in past loan payments and If I receive it I would be so grateful and know that I am given a chance to do the right things. So my way of saying thank you and #1 priority would be to make sure to pay back those who have helped me.

Monthly Net income $1300

Utilities $20
Internet $35
Food $50
Credit cards and other loans $250

Total? Monthly expenses ($355)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429907
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$123.23

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1998	Debt/Income ratio:	38%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$109	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	profit-amigo	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	760-780 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	720-740 (Sep-2008)
Principal balance:	$5,080.19	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
home improvement
Purpose of loan:
This loan would be used to do some home improvement.

My financial situation:
I am a good candidate for this loan because of my prior payment history from a previous loan with prosper.? I have a year left to pay on the previous loan but it will not hinder my ability to pay this loan off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429909
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$556.69

Auction yield range:	17.27% - 18.90%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1991	Debt/Income ratio:	46%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$37,081	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	vigilance-expert8	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off High Interest Credit Cards
Purpose of loan:
This loan will be used to? pay off the high interest credit cards that we have accrued. Last year I had an opportunity for a career change to work for the Dept of Energy. I chose the career change for long term job security. The move caused some initial financial hardship which caused us to use our credit cards more than we anticipated. Since then, the credit card companies have raised the interest rates.

My financial situation:
I am a good candidate for this loan because? I have never been late on any payment! I am very contientious about paying off my debts. I believe this loan will enable me to pay off these credit card companies that are charging me very high rates.? We do not use these cards any longer. I gurantee that this loan will be paid on time, if not sooner.? Thank you.

Monthly net income: $ 4,000 to $5,200

Monthly expenses: $
??Housing: $ 799
??Insurance: $ 150
??Car expenses: $ 450
??Utilities: $ 200
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1,200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429913
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1999	Debt/Income ratio:	52%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,743	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	grid623	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New windows
Purpose of loan:
This loan will be used to? help fund?purchasing new windows for winter

My financial situation:
I am a good candidate for this loan because? my husband and I both work full time, make very good money, but unfortunately, depleated our fund for the windows when he was out of work for back surgery. He is back to work now, but savings accounts get depleated quicker than they get built up! : )? Just looking for a little help to go on and get them in to save on heating costs this winter.????????

Monthly net income: $ me- 2,800 hub 3,600

Monthly expenses: $
??Housing: $ 1350 (insurance and tax in mortgage)
??Insurance: $ 127
??Car expenses: $ 1200 (includes gas)
??Utilities: $?250
??Phone, cable, internet: $ 300
??Food, entertainment: $ teenage boys eat alot... 600
??Clothing, household expenses $ n/a
??Credit cards and other loans: $ 350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429917
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$102.11

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1989	Debt/Income ratio:	13%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,712	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	46%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	durable-rupee	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
vehicle payoff,credit card payoff
Purpose of loan:
This loan will be used to??
Consolidate credit card debt and reduce interest rate.
My financial situation:
I am a good candidate for this loan because? my job and work history is extremely stable and will continue since?I am in the healthcare service industry.The equipment we service will only increase in quantity and we are the industry leaders as a full service vendor. The company is solid and profitable. Although we are asked not to provide any other income on the application, my wife works full time and earns a salary equal to mine. I own my home and still have equity due to good financial decisions the last five years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429921
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,237.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.27%	Starting borrower rate/APR:	9.27% / 11.37%	Starting monthly payment:	$486.45

Auction yield range:	8.27% - 8.27%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1984	Debt/Income ratio:	22%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	43	Length of status:	1y 1m
Amount delinquent:	$55	Revolving credit balance:	$80,879	Occupation:	Religious
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	resolute-commitment	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
As a Hospice Chaplain, my income is the lowest it has been since I left the corporate world in 2001 - but my emotional and spiritual bank accounts have never been higher. To keep doing this spiritual work with the dying, I need to consolidate credit card debt that has helped finance my family's education. We are good, solid money managers looking for a break from high interest credit card rates. My wife works full time in health care, and I have second job teaching adults at night at a local college. We want to get debt free in three years instead of paying the credit card companies for the next two decades. If you can help us, we WILL meet our commitments to you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429933
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.47%	Starting borrower rate/APR:	18.47% / 20.69%	Starting monthly payment:	$156.47

Auction yield range:	11.27% - 17.47%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-2005	Debt/Income ratio:	8%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,504	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	genius8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to?pay some of my credit accounts.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time?and I been on my current job for more than 10 years.

Monthly net income: $2,708.23

Monthly expenses: $
??Housing: $950.00
??Insurance: $0.00
??Car expenses: $40.00 (Car Insurance)??
??Utilities: $140.00 ?
??Phone, cable, internet: $109.00
??Food, entertainment: $300.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $180.00
??Other expenses: $127.00 (My daughter school)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429937
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.42%	Starting borrower rate/APR:	32.42% / 34.83%	Starting monthly payment:	$656.82

Auction yield range:	11.27% - 31.42%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1994	Debt/Income ratio:	39%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	21 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$46,216	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	SmartReStart	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	700-720 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	680-700 (Jun-2008)
Principal balance:	$9,228.27	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Smart ReStart
Purpose of loan:
First I would like to thank everyone that participated in my last successful request (June 2008). You enabled my husband and I to pay off a mountain of doctor bills and start down the road to getting our other debts paid off.? This loan is currently active and we have faithfully fulfilled our obligations to Prosper.com and the fine folks that have helped us out. It is scheduled to be fully paid back in June 2012.

Unfortunately, like millions of other people life happens and this hasn?t gone as fast as I would have hoped. Regardless of stimulus payments to credit card companies ? by our tax dollars ? these same companies are now turning around as if that money was not enough and raising the interest rates on credit cards to limits that make it virtually impossible to pay them off in any reasonable amount of time. Several of our credit cards have jumped from rates that were averaging 15.6% to a WHOPPING 29.99% - for no other reason that my balances were higher than they were comfortable with. We have always paid these cards on time and even tried to throw in a little extra from time to time ? but that didn?t matter.

This second loan will be used to pay off only our credit cards and I will then leverage this savings to pay off other debts (cars, dental) saving us thousands in interest. I have calculated that by paying off $15K in debt at an interest rate of 13% or better we will save more than $300 per month in just making minimum payments alone ? what an incentive!

My husband and I are working very hard to clear up excessive debt and are fully committed to becoming totally debt free by 2017!

My financial situation:
I am a good candidate for this loan because I have worked hard over the years to build a good life for my family even in the roughest of times we have not ignored our commitments to lenders. As in my all my debts, this loan will be repaid and on time too! My husband and I make good salaries at this stage of our life and would love to rid ourselves of this burden.

Anyway - thanks for the consideration. I will one day return the favor.

Monthly net income: $ 9200.00

Monthly expenses: $
Housing: $ 2450
Insurance: $ 400
Car expenses: $ 1100
Utilities: $ 250
Phone, cable, internet: $ 150
Food, entertainment: $ 1000
Clothing, household expenses $ 200
Credit cards and other loans: $ 2300
Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$669.26

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1992	Debt/Income ratio:	34%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	64	Length of status:	20y 10m
Amount delinquent:	$0	Revolving credit balance:	$14,365	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	asset-companion1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investing in real estate
Purpose of loan:
This loan will be used to?
purchase REO properties so I can help my? retirement portfolio and college education for my daughters 17 & 16 yrs old.? We are?trying to get into the real estate business on a part time basis.? I have found a great REO property and have researched the comps? and? have an end buyer lined up to wholesale the property to. I should make a decent return on this property and will have enough money to re-invest and find another property. I am excited?to finally?get into the investing arena.? I have been studying the market and have a great mentor who is helping me?close?my first deal, I just have to have some "skin" in the game!!
My financial situation:
I am a good candidate for this loan because? I have very good credit? and I heard prosper is a great place to get a personal loan at a decent interest rate.? I will have no problem paying back this loan as I have done my homework and am very confident? of the market I have chosen to invest in.? You will be helping me get started on what I hope to be a very profitable investing career. My plans are to become an investor and be able to loan my money to people who need to get started just as I am.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1992	Debt/Income ratio:	12%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	13 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$30,236	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	important-order	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
trading school
Purpose of loan:
This loan will be used to? take a trading class that is a intensive hands on personal mentoring class.

My financial situation i make a decent living, and as of october of 2010 my 1200.00 a month payment for divorce will be done so repaying loan should be easy enough.? school guarntee's also that in 12 months of trading that i should make enough to pay for class.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$163.30

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2002	Debt/Income ratio:	19%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,163	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	orange-worth-thinker	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Purpose of loan:
This loan will be used to refinance an overseas loan that I took while I was at college. Thank you for your consideration.
Groceries200Spending100Rent550Electric60Natural Gas40Garbage8Water25Renters Insurance10Health/Dental/Rx60Christmas90Birthdays etc.70Home Repairs/Improvements50Clothing50Savings100Retirement Savings100Vacation100Miscellaneous20Skype (Intl Calls)25Debt ? Time Share Mortgage534.62Debt ? Car Loan549.39Debt ? Educational Loan182.8Debt ? Educational Loan229.92Debt ? Credit Card100Monthly Spending Total3254.73Net Income4387.93Remaining1133.2
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429963
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	28.10%	Starting borrower rate/APR:	29.10% / 31.46%	Starting monthly payment:	$251.76

Auction yield range:	14.27% - 28.10%	Estimated loss impact:	15.28%
Lender servicing fee:	1.00%	Estimated return:	12.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2001	Debt/Income ratio:	26%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$7,966	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	MaxCat09	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008)
Principal balance:	$3,672.44	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Updating Bathroom for Handicap
Purpose of loan:
This loan will be used to modify our master bedroom and bathroom to make it handicap friendly for my father-in-law to utilize. We debated moving him in to an assisted living facility, but since my husband owns his own company, and works from home, we decided we should move his father in with us and update our bathroom to be handicap friendly. At the same time we plan on going ahead and updating it for resale too. We figure if we are going to invest in a new shower, tub, doors (widening the openings for wheelchair), and toilet...we might as well do it right.

I have a loan with Prosper for $5500 and have always paid on time over the past 2 years without any late or missed payments. Prosper is just easier for us and everyone.

My financial situation:
I am a good candidate for this loan because I have a steady job with Electro-Motive Diesel as a Mechanical Engineer. I was educated at Rose-Hulman Institute of Technology, and graduated Cum Laude with a Degree in Mechanical Engineering. Although not included on this loan, my husband owns an Internet Marketing Company and currently makes $96k a year as of last years W2's.

Monthly net income: $ 4400

Monthly expenses: $
Housing: $ 1500 (incl insurance and taxes)
Auto Insurance: $ 150 (my husbands car and mine together)
Car expenses: $ 0 (purchased 2006 Acura RSX outright in June)
Utilities: $ 120
Phone, cable, internet: $ 100 (Comcast Triple Play!)
Food, entertainment: $ 600
Clothing, household expenses $ 150
Student loans: $ 200
Prosper Loan: $215
Other expenses: $ 100
Total Expenses: $3035
Total Net Income (single): $4400
Remaining Income: $1365

Also, as mentioned before my husbands salary is not even included on this breakdown, so repayment is not an issue.
Fiance's Income: $96000/year (roughly...he owns his own internet marketing company)

If you have any questions as to my credit history, or any questions regarding this loan, feel free to ask and I will answer.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429967
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$146.62

Auction yield range:	8.27% - 18.00%	Estimated loss impact:	8.42%
Lender servicing fee:	1.00%	Estimated return:	9.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1991	Debt/Income ratio:	22%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$19,705	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	money1995	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	25 ( 100% )	700-720 (Latest)
Principal borrowed:	$28,800.00	< mo. late:	0 ( 0% )	740-760 (Oct-2007) 740-760 (May-2007) 760-780 (Feb-2007) 760-780 (Feb-2007)
Principal balance:	$2,435.29	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
3rd prosper loan, all paid on time
Prosper history:
My first Prosper loan was paid-off in full within several months. My current Prosper loan was opened in Nov. 2007. Never a late payment. Current Prosper balance $2,600 @ 10% APR, and again never a late payment.? Will be paid off in Nov. 2010.

Purpose of this Prosper loan:
Prosper has helped our family consolidate a long list of debt over the past 4 years and this is our final prosper loan for debt consolidation.? After this loan, we will have ZERO credit card debt. Thank you.?

This loan will be to consolidate 3 credit cards to a lower APR so that I can pay them off faster.

Chase $ 1,900 @ 19.99% APR, currently paying $200 per month
Discover $?1,600 @ 28.99% APR,? currently paying $100 per month
Talbots $ 500 @ 29.99% APR, currently paying $50 per month
TOTAL LOAN $ 4,000, currently paying $350 month

About Me:
I have a BA in Finance and MBA in Marketing working for?7 years with the same company in a Professional Marketing role. Paying off higher rate credit card debt to save money long term. Married for 14 years with an?10 year old daughter. Spouse is a school teacher with the same district for 15 years. Christian. Go Bucks!

My financial situation:
I will continue paying $350 to $500 a month on this new consolidation loan for a fast payoff, good return on your investment, and very little risk.?

Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $ 1,500
??Insurance: $ 100
??Car expenses: $ 400?
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 350 (as explained above to be applied to new Prosper loan)
??Other expenses: $ 0

Thank you for bidding and making my financial situation better for the long run!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429969
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$235.87

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1994	Debt/Income ratio:	35%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,288	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	shiny-transaction	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for the holiday season
Purpose of loan:
This loan will be used to purchase inventory for my ebay business to sell for the holiday season.

My financial situation:
I am a good candidate for this loan because I am honest and as you will see in my credit history, I have paid my loans off and?pay my monthly payments in a timely manner. ?

Monthly net income: $ 4000.00 to include my husbands income and includes the child support that I receive.

Monthly expenses: $
??Housing: $?679.00 ( home is currently rented at $875/month)
??Insurance: $ 200
??Car expenses: $ 360.00 (only 9 months left)
??Utilities: $400
??Phone, cable, internet: $?150
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429975
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1997	Debt/Income ratio:	8%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	18y 6m
Amount delinquent:	$275	Revolving credit balance:	$7,943	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rupee-lightning	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Property Taxes
Purpose of loan:
This loan will be used to? pay property taxes????

My financial situation:
I am a good candidate for this loan because?I have been a nurse for several years and can repay this loan.?

Monthly net income: $ 3000

Monthly expenses: $ 1278
??Housing: $ 618
??Insurance: $ 135
??Car expenses: $ 0
??Utilities: $ 175
??Phone, cable, internet: $ 100
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1998	Debt/Income ratio:	30%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	25	Length of status:	2y 7m
Amount delinquent:	$653	Revolving credit balance:	$1,434	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	organized-compassion	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funding for child safty
Purpose of loan:
This loan will be used to??provide funding for our Home-based business called Guard-A-Kid. Guard-A-Kid is a franchise founded in Miami, FL. in 2003. My wife and I decided to bring this concept to New Orleans to provide?child safty for local daycares and elementary schools. We sell Child Safety packages that provide all important information of the child in case they go missing.?
The?safety packages are?$20.00 each with?$2.00 going towards?Children's Hospital as a?fundraiser. I am in need of funds to expand and grow this company, and by doing so my wife and I will help?grow our local communities of Jefferson and Orleans Parishes.?

My financial situation:
I am a good candidate for this loan because? I'm a dedicated hard worker and driven to succeed. I have an extensive background in leadership qualities. My financial situation is good, but I'm starting to get low in funding for my business due to a slow down at my full-time job in commissions.

Monthly net income: $ 3,062

Monthly expenses: $
??Housing: $ 1,268
??Insurance: $ 375????
??Car expenses: $ 260
??Utilities: $ 190
??Phone, cable, internet: $ 85
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429987
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,821.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$597.15

Auction yield range:	17.27% - 25.00%	Estimated loss impact:	26.44%
Lender servicing fee:	1.00%	Estimated return:	-1.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1996	Debt/Income ratio:	43%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	13y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,897	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	payout-maximizer	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Operation Credit Score
Purpose of loan:
This loan will be used to?
Pay down my current debt. As well as try to control my DITI, And raise my cerdit score to at least?800 within the next 12 months.
My financial situation:
I am a good candidate for this loan because?
I do pay my bills. And I truely understand the importance of Keep Good Credit
Monthly net income: $ 4-5k

Monthly expenses: $
??Housing: $ 2004.00
??Insurance: $ 340.00
??Car expenses: $ 390.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 140.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $?836.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.99%	Starting borrower rate/APR:	24.99% / 27.30%	Starting monthly payment:	$298.16

Auction yield range:	17.27% - 23.99%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2008	Debt/Income ratio:	24%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$627	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	thoughtful-finance3	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CREDIT SCORE 727/LOW RISK
Purpose of loan:
This loan will be used to buy a convinience store in Oklahoma.The store is in business for more then 20 years has very low rent and 5 year lease with 5 year option.The current owner is 64 years and wants to retire.He is selling the?business at the cost of inventory which is around $25k to $30k.The store has net monthly income of $3500 to $4500(taking out rent,bills,payroll,taxes etc).It is a very good opportunity for me.

My financial situation:
I am a good candidate for this loan because i have very good credit.My current score is 727.I have no debt.My car is paid off.I pay off my credit cards every month.The total investment is around 30k i just need $7500.I have rest of it.My net income would be $3500 + my payroll as i will work one shift at the store.My total income would be around 5k approx(net profit+payroll).This is just my income.Household income is more as we both work full time.Worst case if the business doesnt give enough income i would still have funds to pay off the loan as we both work full time.My prosper rating is HR that might be because this is my first loan through prosper.I applied for Discover and got approved.I plan to use Discover for day to day purchase in business as it pays back 1.5%.I think the risk is very low in lending me as i am well managed and never late on payments.
I would be glad to answer any questions you have.
Monthly net income: $ 5k(all bils paid).

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429993
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.42%	Starting borrower rate/APR:	13.42% / 15.57%	Starting monthly payment:	$338.97

Auction yield range:	4.27% - 12.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1990	Debt/Income ratio:	21%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$126,682	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	saver3	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get rid of high interest debt!
Purpose of loan:
This loan will be used to pay down a higher interest credit card obtained when my wife and I decided to renovate a home in 2007.? As a result of deteriorating credit markets, from the time we purchase our home to be renovated which later converted to a construction loan, our access to additional credit disappeared.? This was not due to lowered home prices or debt to income ratios, but banks changing the combined loan to value guidelines from 95% to 80% over night.

My financial situation:
In my opinion, I am a low risk candidate for several reasons outside of the typical guidelines banks evaluate when extending credit.? The first is that I have had near excellent credit ratings my entire adult life; I have paid my bill consistently and diligently for over a decade.? The second is that I believe I make strong "calculated risk" investments.? As an example, I drew a loan from my 401k in early 2007 to renovate a home, primarily because I believed the declining real estate prices would serve a better investment the next five year than equities assuming the home was purchased correctly.? That decision saved my retirement portfolio significant downside the past twelve months while the home has decreased in value only slightly.? This is because it was bought properly and much sweat equity put into it.? Finally, I apply good decision making criteria to my professional career and a result, I have been blessed with advancing my career at an early age to leadership levels.? At a personal level, that allows my income to increase year over year and take further risk away from my inability to pay off debt.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.65%	Starting borrower rate/APR:	26.65% / 28.98%	Starting monthly payment:	$609.57

Auction yield range:	8.27% - 25.65%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1990	Debt/Income ratio:	17%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$61,360	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	TheCount	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion New Stores!
Purpose of loan:
Atomic Tattoos, LLC is the largest and fastest growing tattoo experiential retailing brand.? Founded in 2001, we have grown on cash flow alone with no debt to 10 studios in Tampa Bay Florida, 2 in Milwaukee Wisconsin, and 1 in Orlando, Florida.? INC. Magazine listed us as one of the 5,000 fastest growing companies in the US in 2008 and 2009.?

The tattoo industry is a $2 billion a dollar year industry, with almost 25% of the population getting tattooed, and 8 million consumers are estimated to get tattooed in 2010.

We are currently building out a new state of the art next generation tattoo studio combined with high-end tattoo inspired fashion and accessories in one of the busiest shopping Malls on the West Coast of Florida.? We are also in lease negotiations with five other locations within our markets.? Estimated completion of the first store unit is November 15th, 2009.? Estimated completion of the other units are from November 15th, 2009 through 2nd quarter 2010.

My financial situation:
I am the CEO and Chairman of Atomic Tattoos and one of the primary investors and shareholders.
I am focused solely on operating and expanding Atomic Tattoos and have not other business interests or distractions.
We have never closed a studio.
We are cash flow positive.
We currently hold no debt or outside investment and have grown purely on cash flow.
We have projected gross revenues over $3 million for 2009 with a healthy profit margin.
We grew 88% in 2008.
The credit profile indicates a revolving credit balance of $61,360 which is completely paid off.?
The credit profile indicates a bankcard utilization of 59%.? All bankcards are paid off and all but one canceled.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430011
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$149.28

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1993	Debt/Income ratio:	12%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,109	Occupation:	Other
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	repayment-monger	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay my credit cards
Purpose of loan:
This loan will be used to?pay my credit cards.

My financial situation:
I am a good candidate for this loan because? I do pay my bills on time.? We? had financial issues a few years ago due to our daughter being ill but since then we have been paying all of our bills on time.? My husband and I both have good jobs and make?decent money.? My husband has been with his employer for 22 years.? I have been with my employer for just over 2 years.? We make approxiamately $100,000 together.? We are responsible, hard working people who are just looking for alittle help.

Monthly net income: $1700-2100 myself and approxiamately $3600 for my husband

Monthly expenses: $
??Housing: $ 875
??Insurance: $ 185
??Car expenses: $?250 for gas, no car payment?
??Utilities: $ 400
??Phone, cable, internet: $?130
??Food, entertainment: $?1000 groceries
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430013
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.50%	Starting borrower rate/APR:	24.50% / 26.80%	Starting monthly payment:	$118.49

Auction yield range:	11.27% - 23.50%	Estimated loss impact:	10.58%
Lender servicing fee:	1.00%	Estimated return:	12.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1999	Debt/Income ratio:	36%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$39,182	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	asset-swashbuckler1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to refinance credit card debt at a lower rate so I can get rid of high interest credit cards.

My financial situation:
I am a good candidate for this loan because I am married and have a steady job history.? I want to get rid of credit card debt

Monthly net income: $ 2500

Monthly expenses: $ 1100
??Housing: $ 500
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $?0
??Credit cards and other loans: $?300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1992	Debt/Income ratio:	15%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$157	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$100,000+
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	rumbler9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home
Purpose of loan:
This loan will be used to?Fix?house??

My financial situation:
I am a good candidate for this loan because? I make all my payments on time and will not default on this loan my credit is to important to me. I have a very stable job. The home loan that shows on my credit is in ca. and I live in Florida it is currently rented for 2000.00 monthly.

Monthly net income: $ 5500.00

Monthly expenses: $
??Housing: $?1000.
??Insurance: $ 100.00
??Car expenses: $
??Utilities: $ 150.00
??Phone, cable, internet: $ 105.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 15.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$723.78

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1997	Debt/Income ratio:	31%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	5 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	0y 3m
Amount delinquent:	$456	Revolving credit balance:	$1,040	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	2%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1
Screen name:	lori9032	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	600-620 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2009) 640-660 (Feb-2008)
Principal balance:	$3,580.46	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
2nd time borrower with great income
Purpose of loan:
This loan will be used to buy?a mobile home to put on my in-laws land. The home will be used for about five years or until we can build a house. I full intend to pay back this loan and that is why i needed the best interest rate you can give me.
financial situation:
I am a good candidate for this loan because I have a great job. I am a second time prosper borrower that has never been late. I really need this to allow my wife to live close to her mother while I work out of town.

Monthly net income: $ 8000

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 200
??Car expenses: $920
??Utilities: $ 200
??Phone, cable, internet: $200
??Food, entertainment: $?600
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1989	Debt/Income ratio:	48%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	8y 11m
Amount delinquent:	$120	Revolving credit balance:	$24,982	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	the-kinetic-exchange	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to? payoff some lingering debt.?????

My financial situation:
I am a good candidate for this loan because? I am employeed full time.? At time work extra job as telemarketer, or pizza delivery.? Am willing to negotiate rate & terms of loan?????

Monthly net income: $ 2300.00

Monthly expenses: $
??Housing: $ 750 (split with spouse)
??Insurance: $ $100/car - home insurance?escrowed
??Car expenses: $ na????
??Utilities: $ 100.00
??Phone, cable, internet: $ 200????
??Food, entertainment: $ 200
??Clothing, household expenses $ na????
??Credit cards and other loans: $ $1000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430067
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.70%	Starting borrower rate/APR:	12.70% / 14.84%	Starting monthly payment:	$335.50

Auction yield range:	11.27% - 11.70%	Estimated loss impact:	10.25%
Lender servicing fee:	1.00%	Estimated return:	1.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$26,737	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	LyCuisine	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ly Cuisine
Purpose of loan
I have a Thai restaurant and have been in business for almost five years.? My fifth anniversary date will be Jan.15, 2010.? I would like to update my equipments and add on new features to expand my business and also give my customers new and exciting entres etc.? Please go to my website, www.lycuisine.com and view my info.? Thanks!

My financial situation:
I am a good candidate for this loan because I am a honest hardworking individual who earns her own income.? I am very tenacious, not a quitter, and definitely a survivor.? I enjoy being my own boss and cooking healthy foods for my customer.? Have been cooking since I was five years old.? Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$98.81

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1987	Debt/Income ratio:	47%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	28y 10m
Amount delinquent:	$0	Revolving credit balance:	$103,979	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	peace-friend	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment repairs/purchase
Purpose of loan:
This loan will be used to?full fill the need to expand our capability to produce our machined products.? We have a machine that is in need of repairs and I have been saving to make the repairs but will need this extra 3000.00 to help with the proper tooling to? meet a new order we have received.? I can show a copy of the new PO to any interested parties.? Our company has running contracts with several companies and the new one has exceeded our capacity.? the new machine will make us 50% more efficient and allow us to run in a lights our capacity ( we can discuss what that means)

My financial situation:
I am a good candidate for this loan because? We have a new contract for this new production run.? I can produce evidence, PO....customer is a world leader in it's field.

Monthly net income: $ 38,000.00 - 42,000.00? An Oregon Corporation in existance as a California and Oregon Corporation from 1958-2009

Monthly expenses: $ Company profile
??Housing: $ 3200.00
??Insurance: $ 1150.00
??Car expenses: $ 200.00?
??Utilities: $ 700.00
??Phone, cable, internet: $ 235.00
??Food, entertainment: $ 600.00
?payroll $ 18000.00
??Credit cards and other loans: $ 2600.00
??Other expenses: $ operating expenses: about 1500-1800 a week
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$519.98

Auction yield range:	8.27% - 14.00%	Estimated loss impact:	8.81%
Lender servicing fee:	1.00%	Estimated return:	5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1987	Debt/Income ratio:	23%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$85,994	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	unflappable-dedication	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?reduce/consolidate existing credit card debt.? As many people are currently experiencing, I recently received notification from a major bank that my interest rate was going to increase due to "market conditions".? I have never missed a payment on this account and I have had this account for over 20+ years.? I am looking at consolidating this account at a more attractive interest rate. ?

My financial situation:
I am a good candidate for this loan because?the loan will be fully repaid and all payments will be made on time.? I am a homeowner (over 10+ years) and I have not missed a payment on any credit card, auto loan/lease or existing mortgage obligation.? I understand how important good credit is as I was a commercial banker at a large Midwestern bank for 7 years.? I am currently a Divisional CFO for a large Fortune 100 health company and I can document my income.? Thank you for bidding.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.77%	Starting borrower rate/APR:	23.77% / 26.06%	Starting monthly payment:	$97.78

Auction yield range:	8.27% - 22.77%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1999	Debt/Income ratio:	30%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	20y 2m
Amount delinquent:	$0	Revolving credit balance:	$20,917	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	DavEmsDaddio	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,499.00	< mo. late:	0 ( 0% )	660-680 (Mar-2008)
Principal balance:	$4,250.21	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Helping Parents thru rough spot
Purpose of loan:
This loan will be used to help my parents get back on their feet; both have lost their jobs due to the economy.

My financial situation:
I am a good candidate for this loan because I have the means to repay, as well as the ethical and moral fortitude to ensure that my payments are made as promised. I have been in the Army for the past?20 years and plan to retire in August 2018.?? I am very family oriented, and plan to do everything to plan for and ensure our financial stability in the future.

Monthly income: $?6448

Monthly expenses: $
Housing: $ 2020
Insurance: $ 150
Car expenses: $ 771
Utilities: $ 195
Phone, cable, internet: $ 79
Food, entertainment: $ 1000
Clothing, household expenses $ 100
Credit cards and other loans: $ 831
Other expenses: $ 69
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430115
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.23%	Starting borrower rate/APR:	25.23% / 27.54%	Starting monthly payment:	$199.41

Auction yield range:	17.27% - 24.23%	Estimated loss impact:	19.39%
Lender servicing fee:	1.00%	Estimated return:	4.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1989	Debt/Income ratio:	49%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,609	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	3
Screen name:	tiggrlvr82	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	700-720 (Latest)
Principal borrowed:	$16,000.00	< mo. late:	0 ( 0% )	680-700 (Aug-2009) 680-700 (Jan-2008) 600-620 (Sep-2007)
Principal balance:	$8,830.80	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Refinance perfect prosper loan
Purpose of loan:
This loan will be used to?Refinance the current loan i have with prosper at a lower interest rate.? I would also like to pay down one card.

My financial situation:
I am a good candidate for this loan because? I have a loan now through prosper that i used to consolodate my debt and have never been late on any payments for anything.? I even purchased a car in the last year and have never been late i always pay on time plus i have the money and luxury to because my?fiancee has a good job and pays half the bills.? I have gotten thank you letters from previous lenders because i have never been late and i am on auto pay so even in these tough economic times i feel i am a great risk.

Monthly net income: $ my monthly net income is 2100 with my fiancee add another 3200 so 4300

Monthly expenses: $ 1831
??Housing: $ 250
??Insurance: $ 102
??Car expenses: $ 350
??Utilities: $ 60
??Phone, cable, internet: $ 44
??Food, entertainment: $ 150
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 800
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.57%	Starting borrower rate/APR:	12.57% / 14.71%	Starting monthly payment:	$100.46

Auction yield range:	4.27% - 11.57%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1985	Debt/Income ratio:	80%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$120,290	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	palmetto0	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Property Taxes on Home
Purpose of loan:
This loan will be used to? pay my property taxes on my home

My financial situation:
I am a good candidate for this loan because??my credit is good and I pay my bills on time..
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	24.50%	Starting borrower rate/APR:	25.50% / 27.81%	Starting monthly payment:	$600.37

Auction yield range:	8.27% - 24.50%	Estimated loss impact:	7.58%
Lender servicing fee:	1.00%	Estimated return:	16.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1982	Debt/Income ratio:	15%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$204	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	3%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	return-numero-uno9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
investing in existing business
Purpose of loan:
This loan will be used to invest in a well established restaurant that I am buying a portion of. I will continue in my job while helping with the restaurant on weekends.

My financial situation:
I am a good candidate for this loan because I have no personal debt and a secure job.? My only monthly expenses are my household utilities, car insurance and a credit card that I pay off every month. I believe in living within my means and rarely use credit.?? I have cosigned on two loans for my children that they are both paying off on their own.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$501.95

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1972	Debt/Income ratio:	26%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$866	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	banshee4	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of loan:
This loan will be used to expand inventory and equipment.?A little capital will help achieve our goals and continue to grow.

My financial situation:
I am a good candidate for this loan because I have good credit. I have good credit because I have and will continue to pay loans back, in full and on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	39	Length of status:	13y 4m
Amount delinquent:	$0	Revolving credit balance:	$75,986	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	friendly-loan4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get Rid of Credit Cards
Purpose of loan:
This loan will be used to pay off credit card debt, in order to eliminate high interest charges and eliminate the use of credit cards.?
Like everyone else in the country, we have been notified of excessive increases in rates.? This would hurt us tremendously, as we would no longer be working hard for ourselves, but be working?for the credit card companies. ??

My financial situation:
I am a good candidate for this loan because I have handled my credit responsibly for the past 28 years, have a good income and cash flow, and??
would not be in credit card debt, had our reserved funds not been invested with a broker who then invested with B. Madoff.
My husband and I have a primary residence,?own two other single family homes that have no mortgages and are completely free and clear, plus?are?a steady stream of revenue.?We?also own a triplex, which is 50% LTV, and is also a $900/month net income generator. We also are hard workers, who take our responsibilities seriously.? We are reliable, and always pay our bills, and are not late or behind with?any creditor.
This loan?would remove the stress and pressure of thinking that?everyday of work is?work done in vain, because every extra cent is going to pay 36% interest rates.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$237.48

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2004	Debt/Income ratio:	47%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,987	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	yield-zoomer	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card payoffs
Purpose of loan:
I will be using this loan to pay off three credit cards.? I would like to consolidate my debt because it is easier for me to deal with ONE monthly payment as opposed to having to send in multiple credit card payments.? I find that I will have an easier time paying off the debt that I have if I have a SINGLE payment monthly.?

I DO HAVE A FORD VEHICLE IN MY NAME THAT IS NOT ACTUALLY MINE.? I SIGNED FOR A LIFE LONG FRIEND OF MINE AT THE START OF THIS YEAR.? HE HAS POOR CREDIT, BUT HE PAYS ME MONTHLY AND I SEND THE MONEY IN TO FORD CREDIT FOR HIM THROUGH MY HARRIS BANK CHECKING ACCOUNT. THESE PAYMENTS ARE A LITTLE OVER $600 A MONTH MAKING MY TRUE DEBT TO INCOME RATIO LOWER THAN IT IS ACTUALLY STATED!)

My financial situation:
I am a good candidate for this loan because I am still living at home with my parents and do not pay any rent... (trying to save up money before I move out!)? I have a good career at Horseshoe Casino as a Casino Dealer.? I make good money (over $40 K a year.)? I have a good credit history and make it a habit to pay my bills on time.? I have a checking account with Harris Bank, a brokerage account with Etrade Bank, and a savings account with Etrade Bank.?

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 0 ???? ????
??Insurance: $ 140
??Car expenses: $ 377
??Utilities: $ 0
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 12.35%	Starting monthly payment:	$49.82

Auction yield range:	3.27% - 11.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	10.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1989	Debt/Income ratio:	17%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	27 / 24	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	17y 8m
Amount delinquent:	$0	Revolving credit balance:	$73,630	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	baldeji	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 100% )	760-780 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	840-860 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Pay off high interest credit card
Purpose of loan:
This loan will be used to? I would like pay off a high interest credit card. The bank changed the terms. They doubled the minimum payment and raised?the interest. I don't want to do business with this company anymore. Its not a large amount but I don't want to give anymore of my money to this company. I would like to?continue doing business with the people?of Prosper. This gives me choice of who I want to do business with.???????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????

My financial situation:
I am a good candidate for this loan because? I pay all my bills on time and I have a decent income. I am a responsible person. I am a returning customer. I successfully? paid off a Prosper?Loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430181
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$131.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1997	Debt/Income ratio:	35%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,580	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	enchanted-justice	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Project
Purpose of loan:
This loan will be used to? allow us to make home improvements and more.? We have a rather unique situation that we hope you'll consider: My elderly widowed mother-in-law currently lives by herself in a rural area nearby on 4.5 acres and in a house that is increasingly in need of repairs.? She is in good health (breast cancer survivor for almost 10 years!) but due to natural aging she is in greater need of us to help her around the house.? We are in the process of repairing and remodeling her place so that we can sell it so that she can live with us.? Also, my husband & I are living in a small, cramped apartment and are wanting to start a family and have children but we have no room where we are.? By selling the house (which does not have a mortgage against it) we can take the proceeds, coupled with our rent money, and buy a modest place (in this great buyers market) that will be suitable for the three of us and to raise a child or two.? This loan will allow us to finish the improvements and repairs to the house.? We are currently remodeling the kitchen, including replacing the cabinets (which are deteriorating and coming off the hinges), and are wanting to do some painting and other repairs as well.? Some small amount of this loan may also be used for husband's dental work (crown and possible root canal) and for car repairs.? My husband is currently self-employed making money doing computer work, but his income is not steady right now.? This listing is based on my own income at my steady job, not including anything from my husband's work (which would add to our overall income).? My mother-in-law will also be contributing to pay back this loan.? Actually, we plan to pay off this loan within a few months (toward the end of this year or maybe early next year) after we finish making the improvements & repairs and then selling the house.? Once we sell the house we would easily have the means and would be eager to pay back this loan in full.

My financial situation:
I am a good candidate for this loan because? I have stable employment.? I am very frugal and careful with my expenses.? I have never defaulted or been late on any bills or payments of any kind.? I would never ask for a loan unless I absolutely expected to be able to pay it back.? I just need a little help temporarily.

Monthly net income: $ 2600 (household)

Monthly expenses: $ 2195
??Housing: $ 695
??Insurance: $ 450 (health, auto, & life)
??Car expenses: $ 100 (fuel)
??Utilities: $ 100
??Phone, cable, internet: $?50
??Food, entertainment: $ 100
??Clothing, household expenses $ 35
??Credit cards and other loans: $ 625
??Other expenses: $ 40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430187
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.07%	Starting borrower rate/APR:	18.07% / 20.28%	Starting monthly payment:	$542.81

Auction yield range:	6.27% - 17.07%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1993	Debt/Income ratio:	8%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$195,889	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	loot-souffle	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected Expenses
Purpose of loan:
This loan will be used to pay unexpected expenses that I have to deal with immediately, but I plan to prepay on or before December 1st of this year.

My financial situation:
My annual gross salary is $250,000, so my net monthly salary is about between $11,000 and $12,000 depending on deductions.??My overall credit card and other debt?(not including house) is approximately $60,000.??Total monthly expenses (including mortgage) run about $7500/month.

Other details:
My previous firm merged with my current firm on August 1st. So while I answered that I have been at my current firm for two months, I have actually been with my firm for four and a half years, but again, we merged in August and my old firm no longer exists.

Please email if you have any questions that will help your decision-making process.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430205
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1998	Debt/Income ratio:	18%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	7y 1m
Amount delinquent:	$52	Revolving credit balance:	$5,419	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	newest-wonderous-transparency	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Redoing dry wall and paint
Purpose of loan:
This loan will be used to perform some minor home repair. We recently had a furnace and vents installed, and the old baseboard boiler system pulled out. I now need to patch up some drywall and repaint where the old baseboards used to be.

My financial situation:
I am a good candidate for this loan because I have a guaranteed steady income through the Transportation Security Administration, Department of Homeland Security. I have been with the TSA since it's origin here at the Detroit Metro Airport in 2002, and am currently number 1 in seniority in my field. I am not going anywhere, and as a Federal employee, will not risk losing my job due to failure to meet financial obligations.

Monthly net income: $ 3850.00

Monthly expenses: $
??Housing: $ 1275
??Insurance: $ 204.63
??Car expenses: $ 265.77
??Utilities: $ 150.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.84%	Starting borrower rate/APR:	10.84% / 12.96%	Starting monthly payment:	$146.98

Auction yield range:	4.27% - 9.84%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2001	Debt/Income ratio:	29%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,647	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	awakening404	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	760-780 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Sep-2008)
Principal balance:	$3,544.71	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off credit card debt
Purpose of loan:
This loan will be used to pay off high interest credit card debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$225.32

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1991	Debt/Income ratio:	30%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$48,546	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Bob	Borrower's state:	Ohio	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to pay off credit cards

My financial situation:
I am a good candidate for this loan because I own 2 businesses work full time for a insurance company and have no lates on my credit.
Information in the Description is not verified.